Equity	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
EQUITY

NOTE 12 — EQUITY

Ordinary shares

The Company was established under the laws of Cayman Islands on March 12, 2018. The authorized number of Ordinary Shares was 50,000 with par value of $1 per share. On March 12, 2018, the Company issued 10,000 shares to four shareholders in exchange for US$10,000.

On July 8, 2021, the Board of Directors adopted a consent resolution to effectuate a 10,000:1 stock reverse split, to sub-divide the original 10,000 issued ordinary shares of a nominal or par value of US$1 in the capital of the Company into 100,000,000 ordinary shares of a nominal or par value of US$0.0001. As a result, the Company had 500,000,000 authorized common shares, $0.0001 par value per share, of which 100,000,000 were issued and outstanding as of December 31, 2020 and 2021. The Company believes it is appropriate to reflect stock reverse split on a retroactive basis similar to stock split or dividend pursuant to ASC 260. The Company has retroactively restated all shares and per share data for all the periods presented.

On August 25, 2022, the Company closed of its initial public offering (“IPO”) of 5,000,000 American Depositary Shares (the “ADS”) at a public offering price. Each ADS represents two ordinary shares of the Company. On the same date, the Company converted the redeemable ordinary shares into 11,110,000 ordinary shares to Dongxing Securities.

In August 2024, the Company issued 48,000,000 ordinary shares to its shareholders, officers, directors and consultants pursuant to 2024 Share Incentive Plan (Note 13).

As of December 31, 2024 and June 30, 2025, the Company had issued and outstanding ordinary shares of 169,110,000 and 169,110,000 shares, respectively.

Profit appropriation and restricted net assets

Relevant PRC laws and regulations permit the PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries, VIE and VIE’s subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to the statutory reserves. The statutory reserves require that annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under the PRC laws and regulations, the PRC subsidiaries, VIE and VIE’s subsidiaries are restricted in their abilities to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB 23.6 million as of June 30, 2025. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries, VIE and VIE’s subsidiaries for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries, VIE and VIE’s subsidiaries due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.